EXHIBIT 99.1

Roth Capital Partners New York Conference September 13, 2004

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the Company and its subsidiaries and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non- financial items, performance or events. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including, but not limited to, the Company's ability to obtain and maintain sufficient capital and liquidity; the effects of litigation and claims; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies; the effects of competition; customer and industry demand and preferences; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain relationships; changes in the energy industry; general economic, market and business conditions; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission. The forward- looking statements in this presentation speak only as of the date hereof . The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Company Overview Provider of energy technology products, services and data management systems Formed in 1991 Headquartered in Denver, CO Three operating subsidiaries Southern Flow Companies, Inc. PowerSecure, Inc. Metretek, Inc. Significant growth opportunities PowerSecure--Interactive distributed generation Metretek, Inc.-InvisiConnect(r) Telemetry Products

Operational Organization Chart Operational Organization Chart Stability Growth Opportunities

Consolidated Operating Performance 2004 (est.) 2004 (6 Mos.) 2003 (6 Mos.) 2003 2002 2001 Revenues 41,000 19,806 18,534 39,312 27,303 29,342 Net Income (2) 400 47 121 879 (3,382) (1,385) Avg. Shares 9,800 7,665 6,043 6,043 6,077 6,031 (1) All amounts in thousands of $'s Table excludes "Deemed Distributions" on Preferred Stock Actual Shares Outstanding at August 2, 2004 were 11,041,701

Key Segment Data PowerSecure 2004 (est.) 2004 (6 Mos.) 2003 (6 Mos.) 2003 2002 2001 Revenues 18,250 8,550 7,422 17,122 17,122 8,229 8,975 Segment Profit 1,497 532 463 1,574 1,574 (388) 403 Southern Flow Revenues 12,726 6,328 5,823 11,805 11,805 12,288 12,918 Segment Profit 1,885 908 640 1,619 1,619 1,953 1,642 Metretek Inc. Revenues 8,469 3,998 4,937 9,775 9,775 6,524 6,629 Segment Loss (1,374) (836) 104 (272) (272) (969) (993) Highlights: First Half performance-PowerSecure & Southern Flow Equipment availability, 2nd half-PowerSecure First Half Performance-Metretek Inc. (amounts in thousands $'s)

PowerSecure, Inc. - Overview Provides onsite power generation facilities to industrial and commercial customers Power generation facilities used by customers for both "backup" power and for peak-shaving "Backup" power provides customer with power security and reliability Peak-shaving allows customer to realize savings in electricity costs Investment cost is recovered from energy savings

Market Opportunity Geographic Expansion Market Segment Expansion National Account Expansion (application is very appealing to national retail operations) Grow NexGear(r) (switchgear) Expand high profit margin niches of Professional Services and Monitoring PowerSecure's "Company owned" facility business model Customers receive highly desired backup power for free Customers save through participation in peak-shaving

Unique Business Model Fully integrated, full service business model Engineering, utility rate negotiation, economic analysis/justification, environmental permitting, project management, construction services NexGear(r) proprietary switchgear, remote management and paralleling solutions "Company Owned" product offering as alternative to traditional turnkey sales Operational support Remote management and monitoring, remote dispatching of generators, peak shaving and peak avoidance management, maintenance, etc.

Key Technical Statistics 200 systems installed since inception in 2001 50 systems installed in 2003; estimated 75 systems to be installed in 2004 Installation Size Range: 125 KW to 11,000 KW 160 MW installed since inception Backlog going into 4th quarter of $5.5 million

Installations Installations Installations Installations

High Profile Customers

Metretek, Inc. - Overview Most immediate challenge for the Company Recorded loss of $836,000 in first six months of 2004 Steps taken to correct this by year end Historical operations focused on automated data acquisition systems for remote readings of commercial and industrial natural gas meters Growth opportunity centered on new Telemetry products-InvisiConnect(r) Solution

What is the InvisiConnect(r) Solution? Combines Metretek's DCM 100 Hardware and InvisiConnect Software Converts any remote data acquisition system to wireless Internet Protocol (IP) transport via Cellular Public Carriers DCM Hardware installed on remote sites and supports all major Cellular Public Carriers (versions for GSM, CDMA, etc.) InvisiConnect Software installed on host application hardware allows for seamless interface with legacy data acquisition software Transparent Solution for existing data acquisition systems-no changes to the legacy host application or hardware are typically required

Applications Natural Gas & Electric Metering Systems New Vertical Markets Water Measurement and Treatment Systems Oil & Gas Measurement Systems Metro Traffic Control Systems Electronic Signs and Billboards Vending Machine Monitoring Electronic Commerce Systems Wide area SCADA Any remote data acquisition point within range of Digital Cellular Service

Target Markets Target Markets Include: Replacement Solution for existing data acquisition systems that currently use analog cellular or analog wires for communications OEM market for new data acquisition systems Replacement Market estimated at several hundred thousand sites

Southern Flow - Overview Oil Field Service Company Natural Gas Measurement Services to Producers In Business Since 1953 Predictable/Stable Performance and Profits Growth Generally tied to Natural Gas Prices Foundation of MTEK

Southern Flow Offices .. .. .. .. .. .. .. .. Operations

SFC Sales Performance 1996 1998 2000 2002 2004 Sales 10854 11594 11112 11109 11330 12920 12282 11792 12426 12600 Avg. Gas $ 2.17 2.32 1.96 2.19 3.68 4 2.95 4.98 5.2 5.2

SFC Segment Profit Performance 1996 1998 2000 2002 2004 Segment Profit 976 1188 753 974 1187 1610 1903 1550 1810 1877 Avg. Gas $ 2.17 2.32 1.96 2.19 3.68 4 2.95 4.98 5.2 5.2

MTEK Balance Sheet Data Cash Working capital Total assets Long term notes (1) Redeemable preferred stock (2) Stockholders Equity Common Shares Outstanding (3) $ 9.7 13.7 35.3 4.2 6.3 14.5 12.1 6/30/04 Net of restricted cash investment Preferred Stock will be retired on December 9, 2004 either with cash redemption or via conversion Includes effects of recent equity transactions (Amounts in millions)

Financial Guidance--2004 Year ended December 31, 2004: Sales $41 million Net Income $400,000 Net Loss Attributable to Common Shares** ($900,000) Loss Per common share** ($.08) Last Half of 2004 Breakeven ($.00 per share**) on Sales of $21 million ** Includes deemed dividend distributions on preferred stock

Preliminary 2005 Financial Guidance PowerSecure Segment Profit exceeding $2.0 on sales of $22-$23 million Southern Flow Segment Profit of approximately $2 million on sales of approximately $13 million Metretek Inc. Segment Profit of $.3 on sales of approximately $12 million MTEK Consolidated Net Income of approximately $3 million on sales of $47-$49 million. Earnings Per Share of approximately $.25. Fully Diluted Earnings Per Share of approximately $.19.

Recent Events Additional conversion of 250 shares of Preferred stock to common, resulting in the issuance of 120,040 common shares and warrants, and elimination of $367,000 of redemption obligation Agreement to exchange 950,000 shares of MTEK common stock for minority 13.9% interest in PowerSecure Subject to receipt of fairness opinion, and Certain shareholder approvals

Management W. Phillip Marcum - Chairman, President and CEO Founder and Chairman, President and CEO since inception in 1991 Director of Key Energy Services, Inc., an oilfield service provider 35 years in energy operations, investment banking A. Brad Gabbard - Executive Vice President, CFO and Treasurer Executive officer and Director since inception in 1991 Executive Vice President since 1993, CFO since 1996 25 years in energy operations and financial and accounting management Sidney Hinton - President and CEO of PowerSecure, Inc. Wood A. Breazeale, Jr. - Founder, President and CEO of Southern Flow Thomas R. Kellogg - President and CEO of Metretek, Inc.

Summary PowerSecure positioned for major growth in all its product lines, including Turnkey Sales Its proprietary NexGear switch gear Company-Owned projects Metretek, Inc. has significant growth opportunity with its InvisiConnect(r) Product Solution Southern Flow continues to provide stable growth in earnings and cash flow MTEK has solid financial base to support growth in all operations

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com